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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 28, 2004


                         Morgan Stanley Capital I Inc.
                   Morgan Stanley Mortgage Loan Trust 2004-1
                  Mortgage-Backed Certificates, Series 2004-1


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       333-104283              13-3291626
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(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                                10036
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  (Address of Principal                                           (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      296-7000
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Item 5.    Other Events.
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Filing of Certain Materials
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     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Morgan Stanley Capital I Inc. is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2004-1 (the "Certificates").

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of Deloitte & Touche LLP to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of Deloitte & Touche LLP is attached hereto as Exhibit 23.1




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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 28, 2004 and the prospectus supplement dated on or about January 28, 2004 (collectively, the "Prospectus"), of Morgan Stanley Capital I Inc.., relating to its Mortgage Pass-Through Certificates, Series 2004-1.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      23.1      Consent of Deloitte & Touche LLP

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.



                                  By:  /s/ Sanjeev Khanna
                                     ----------------------------------------
                                     Name:  Sanjeev Khanna
                                     Title:    Executive Director



Dated:  January 30, 2004

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Exhibit Index
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Exhibit                                                                 Page
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23.1           Consent of Deloitte & Touche LLP